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                                                                    Exhibit 23.5

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 21, 2005, relating to the consolidated financial statements of NAT Holdings, Inc. and subsidiary, which appears in DealerTrack Holdings, Inc.'s Registration Statement on Form S-1.

/s/ PricewaterhouseCoopers LLP

Melville, New York
December 13, 2005